MASTER AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENTS


         THIS MASTER AMENDMENT TO LOAN AND SECURITY AGREEMENTS ("Master Amendment") is entered into as of November 30, 1995 among American Communication Services of Louisville, Inc., a Delaware corporation ("Louisville"), American Communication Services of Fort Worth, Inc., a Delaware corporation ("Fort Worth"), American Communication Services of Columbia, Inc., a Delaware corporation ("Columbia"), American Communication Services of Greenville, Inc., a Delaware corporation ("Greenville"), and American Communication Services of El Paso, Inc. ("E1 Paso"), and collectively with Louisville, Fort Worth, Columbia and Greenville, the "ACSI Borrower Subsidiaries") and AT&T Credit Corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, each of the ACSI Borrower Subsidiaries is party to a Loan and Security Agreement with the Lender; specifically described as follows:

         (i) Louisville and the Lender are parties to that certain Loan and Security Agreement dated as of October 17, 1994, as amended by that certain Amendment No. 1 dated as of June 26, 1995 (as the same may from time to time be further amended, modified, supplemented or restated, the "Louisville Loan Agreement");

         (ii) Fort Worth and the Lender are parties to that certain Loan and Security Agreement dated as of February 28, 1995, (as the same may from time to time be further amended, modified, supplemented or restated, the "Fort Worth Loan Agreement");

         (iii) Columbia, Greenville and the Lender are parties to that certain Loan and Security Agreement dated as of June 30, 1995 (as the same may from time to time be further amended, modified, supplemented or restated, the "Columbia and Greenville Loan Agreement"); and

         (iv) El Paso and the Lender are parties to that certain Loan and Security Agreement dated as of September 8, 1995 (as the same may from time to time be further amended, modified, supplemented or restated, the "El Paso Loan Agreement", and collectively with the Louisville Loan Agreement, the Fort Worth Loan Agreement and the Columbia and Greenville Loan Agreement, the "Loan Agreements");

         WHEREAS, Greenville and Columbia have requested the Lender to amend the Columbia and Greenville Loan Agreement to expand the definition of "Permitted Liens";


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         WHEREAS,  the Lender has requested that the ACSI Borrower  Subsidiaries enter into amendments to the Loan Agreements on the terms and conditions set forth herein and the ACSI Borrower Subsidiaries have agreed to do so; and

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the ACSI Borrower Subsidiaries, and the Lender have agreed to amend the Loan Agreements as set forth below. Capitalized terms used in this Master Amendment which are not otherwise defined herein, shall have the meanings given such terms in the respective Loan Agreement for each ACSI Borrower Subsidiaries as applicable.

         1. Amendments to Loan Agreements. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, on and after the date hereof, the parties hereto agree as follows:

                  1.1 The definition of "Cash Flow in Section 1.01 of each of the Loan Agreements except the El Paso Loan Agreement is hereby deleted and replaced as follows:

                           (a) In the Louisville Loan Agreement and the Fort
Worth Loan Agreement, with the following definition:

                  "Cash Flow" shall mean for any period of the Borrower, (i) Net Income, plus (ii) non-cash charges deducted in the calculation of Net Income, plus (iii) Headquarters Expenses, plus (iv) actual payments of interest on the Loans and actual amounts paid with respect to other Debt for such period.

                           (b) In the Columbia and Greenville Loan Agreement,
with the following definition:

                  "Cash Flow" shall mean for any period of any Person, (i) Net Income, plus (ii) non-cash charges deducted in the calculation of Net Income, plus (iii) Headquarters Expenses, plus (iv) actual payments of interest on the Loans and actual amounts paid with respect to other Debt for such period.

                  1.2 The definition of "Fixed Charges" in Section 1.01 of each of the Loan Agreements except the El Paso Loan Agreement is hereby deleted and replaced with the following:

                           (a) In the Louisville Loan Agreement, the Fort Worth
Loan Agreement, and the El Paso Loan Agreement with the following definition:

                           "Fixed Charges" shall mean, with respect to any
fiscal period of Borrower, the sum of the following amounts

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calculated  at the end of such  period:  (i)  scheduled  payments of  principal, interest, rent and other amounts payable with respect to Debt (other than those required to be made with respect to the Loans) during such period, plus (ii) fees payable by the Borrower to the Lender (excluding fees and expenses accrued, incurred or paid on or prior to the Effective Date) plus (iii) scheduled quarterly principal and interest payments required to be made during such period with respect to the Loans and solely with respect to calculating the Fixed Charge Coverage Ratio in clause (v) of Section 6.04, the accrued Deferral Amounts and accrued Deferrable Interest Arrearages.

                           (b) In the Columbia and Greenville Loan Agreement,
with the following definition:

                           "Fixed Charges" shall mean, with respect to any
fiscal period of either Borrower, the sum of the following amounts calculated at the end of such period: (i) scheduled payments of principal, interest, rent and other amounts payable with respect to Debt (other than those required to be made with respect to the Loans) during such period, plus (ii) fees payable by the Borrower to the Lender (excluding fees and expenses accrued, incurred or paid on or prior to the Effective Date) plus (iii) scheduled quarterly principal and interest payments required to be made during such period with respect to the Loans and solely with respect to calculating the Fixed Charge Coverage Ratio in clause (v) of Section 6.04, the accrued Deferral Amounts and accrued Deferrable Interest Arrearages.

                  1.3 Section 1.01 of each of the Loan Agreements except the El Paso Loan Agreement is amended by deleting the definition of "Fixed Rate" and Variable Rate" in their entirety and replacing with the following respective definitions:

                           "Fixed Rate" shall mean, with respect to (i) each
Loan which originally bore interest at a fixed rate, a rate equal to the average of the "ask yields" of United States Treasury Notes trading closest to par and maturing in the month seven years from the month of the making of such Loan, as quoted in the Eastern Edition of The Wall Street Journal (or any successor publication) on a date two (2) Business Days prior to the date of the making of such Loan (or if there is no United States Treasury Note maturing in such month, an interpolation by Lender (evidence of which is provided to the Borrower) of the "ask yields" of United States Treasury Notes trading closest to par and maturing in the month closest but prior to, and in the month closest but subsequent to, the month seven years from the month of the making of such Loan, as quoted in the Eastern Edition of The Wall Street Journal (or any successor publication) on the date two (2) Business Days prior to the date of the making of such Loan), plus in either case, the Applicable Margin and (ii) each Variable Rate Loan converted to a Fixed Rate Loan pursuant to the provisions of Section 2.05, a rate

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



equal to the average of the "ask yields" of United States Treasury Notes trading closest to par and maturing in the month seven years from the month in which the Conversion Date occurs, as quoted in the Eastern Edition of The Wall Street Journal (or any successor publication) on the date two (2) Business Days prior to the Conversion Date (or if there is no United States Treasury Note maturing in such month, an interpolation of the "ask yields" by Lender (evidence of which is provided to the Borrower) of United States Treasury Notes maturing in the month closest but prior to, and in the month closest but subsequent to, seven years after the month in which the Conversion Date occurs, as quoted in the Eastern Edition of The Wall Street Journal (or any successor publication) on the date two (2) Business Days prior to the Conversion Date), plus in either case, the Applicable Margin.

                  "Variable Rate" shall mean with respect to each Loan which bears interest at a variable rate, the average offering rate by commercial paper dealers for three month commercial paper of major corporations as quoted in the Eastern Edition of The Wall Street Journal (or its successor publication) (i) in effect two (2) Business Days prior to the date of the making of such Loan with respect to the period commencing on such date and ending on the last day of the calendar quarter in which such date occurs, and (ii) in effect two (2) Business Days prior to the first day of each subsequent calendar quarter with respect to the period commencing on such first day and ending on the last day of such subsequent calendar quarter, plus, in each case, the Applicable Margin.

                  1.4 Section 1.01 of each of the Loan Agreements except the El Paso Loan Agreement is hereby amended to delete the definitions of the "Fixed Rate Note" and the "Variable Rate Note".

                  1.5 Section 1.01 is hereby amended in all of the Loan Agreements to add the following definition (to be inserted alphabetically):

                           "Default" shall mean an event which with the giving
of notice or passage of time or both would constitute an Event of Default.

                  1.6 Section 6.01 of the Columbia and Greenville Loan Agreement is amended to delete the word "and" at the end of clause (iv) thereof, to add the word "and" at the end of clause (v) thereof and to add the following clause
(vi) thereto:

                           (vi) the rights of MPX Systems, Inc., a South
Carolina corporation ("MPX"), pursuant to that certain License Agreement entered into on July 26, 1995 between MPX and columbia.

         2. Conditions of Effectiveness of this Master Amendment. This Master Amendment shall become effective and be deemed

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



effective on the date first above written subject to the Lender's receipt of each of the following:

                           (i)  five (5) originals of this Master Amendment,
duly executed by the ACSI Borrower Subsidiaries and the Lender; and

                           (ii) five (5) originals of the Master Reaffirmation
of Parent Pledge and Support Agreements attached as Exhibit A hereto.

         3. Further Assurances. The ACSI Borrower Subsidiaries hereby agree from time to time, as and when requested by the Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Lender may deem necessary or desirable in order to carry out the intent and purposes of this Master Amendment, the Loan Agreements or the other Loan Documents.

         4. Representations and Warranties of the ACSI Borrower Subsidiaries. The ACSI Borrower Subsidiaries hereby represent and warrant that this Master Amendment and their respective Loan Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the respective ACSI Borrower Subsidiary and are enforceable against the respective ACSI Borrower Subsidiary in accordance with their terms.

         5. Reference to the Effect on the Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the respective Loan Agreement as amended hereby.

                  (b) Except as specifically set forth above, each of the Loan Agreements, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Master Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreements, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. Headings. Section headings in this Master Amendment are included herein for convenience of reference only and shall not constitute a part of this Master Amendment for any other purpose.

         7. Counterparts; Facsimile Signatures. This Master Amendment may be executed by one or more of the parties to the Master Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Each of the parties hereto agrees that a signature transmitted by facsimile transmission shall be effective to bind the party so transmitting its signature.

         8. Entire Agreement. This Master Amendment, taken together with the respective Loan Agreements and all of the other respective Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

         9. Applicable Law; Severability. This Master Amendment shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflict of laws provisions) and decisions of the State of New Jersey. Whenever possible, each provision of this Master Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Master Amendment shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Master Amendment.

         IN WITNESS WHEREOF, this Master Amendment has been duly executed as of the date set forth above.

                                       AMERICAN COMMUNICATION SERVICES
                                         OF LOUISVILLE, INC.

                                       /s/ RICHARD A. KOZAK
                                       Name: Richard A. Kozak
                                       Title: President & Chief
                                             Executive Officer

                                       AMERICAN COMMUNICATION SERVICES
                                         OF FORT WORTH, INC.

                                       /s/ RICHARD A. KOZAK
                                       Name: Richard A. Kozak
                                       Title: President & Chief
                                             Executive Officer

                                        AMERICAN COMMUNICATION SERVICES
                                          OF COLUMBIA, INC.

                                        /s/ RICHARD A. KOZAK
                                        Name: Richard A. Kozak
                                        Title: President & Chief
                                               Executive Officer

                                        AMERICAN COMMUNICATION SERVICES
                                          OF GREENVILLE, INC.

                                        /s/ RICHARD A. KOZAK
                                        Name: Richard A. Kozak
                                        Title: President & Chief
                                             Executive Officer

                                        AMERICAN COMMUNICATION SERVICES
                                          OF LOUISVILLE, INC.

                                        /s/ RICHARD A. KOZAK
                                        Name: Richard A. Kozak
                                        Title: President & Chief
                                              Executive Officer

                                        AMERICAN COMMUNICATION SERVICES
                                           OF EL PASO, INC.

                                        /s/ RICHARD A. KOZAK
                                        Name: Richard A. Kozak
                                        Title: President & Chief
                                              Executive Officer

                                        AT&T CREDIT CORPORATION

                                        By:----------------------------
                                        Name:  Edward F. Gromek
                                        Title:  Vice President


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



     IN WITNESS WHEREOF, this Master Amendment has been duly executed as of the date set forth above.

                                        AMERICAN COMMUNICATION SERVICES
                                           OF LOUISVILLE, INC.

                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------

                                        AMERICAN COMMUNICATION SERVICES
                                           OF FORT WORTH, INC.

                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------

                                        AMERICAN COMMUNICATION SERVICES
                                           OF COLUMBIA, INC.

                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------

                                        AMERICAN COMMUNICATION SERVICES
                                          OF GREENVILLE, INC.

                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------


                                        AMERICAN COMMUNICATION SERVICES
                                          OF EL PASO, INC.

                                        By:----------------------------
                                        Name:--------------------------
                                        Title:-------------------------

                                        AT&T CREDIT CORPORATION

                                        /s/ EDWARD F. GROMEK
                                        Name: Edward F. Gromek
                                        Title: Vice President

                                                               EXHIBIT A

                             MASTER REAFFIRMATION OF
                      PARENT PLEDGE AND SUPPORT AGREEMENTS

         This MASTER REAFFIRMATION OF PARENT PLEDGE AND SUPPORT AGREEMENTS (this "Reaffirmation") is executed as of this 30th day of November, 1995 by American Communications Services, Inc., a Delaware corporation (the "Parent"), in favor of AT&T Credit Corporation, a Delaware corporation ("Lender").

                                   WITNESSETH:

         WHEREAS, American Communications Services of Louisville, Inc.,
American Communication Services of Fort Worth, Inc. and American Communication Services of Columbia, Inc., American Communication Services of Greenville, Inc., and American Communication Services of El Paso, Inc. (each a Delaware corporation), entered into those certain Loan and Security Agreements each dated respectively as of October 16, 1994, February 28, 1995, June 30, 1995 and September 9, 1995 (collectively, as so amended and as further amended, restated or modified. the "Loan Agreements") with Lender;

         WHEREAS, to induce Lender to enter into the Loan Agreement, Parent executed and delivered those certain Parent Pledge and Support Agreements each dated as of October 16, 1994, February 28, 1995, June 30, 1995 and September 9, 1995 (collectively, as so amended and as further amended, restated or modified, the "Pledge Agreements") in favor of the Lender;

         WHEREAS, the parties to the Loan Agreements are entering into that certain Master Amendment (the "Amendment") of even date herewith; and

         WHEREAS, it is a condition precedent to the effectiveness of the Amendment that Parent execute and deliver this Reaffirmation:

         NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent hereby agrees as follows:

         1. Reaffirmation of Pledge Agreement. The Parent acknowledges that it has reviewed the Amendment and reaffirms that the Pledge Agreements shall continue in full force and effect in accordance with their respective terms notwithstanding the execution and delivery of the Amendment.

         2. Governing Law and Jurisdiction. This Reaffirmation shall be construed in accordance with and governed by the internal laws of the State of New Jersey, without giving effect to any conflicts of laws principles.

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




         3. Execution in Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be duly executed by their duly authorized representatives as of the day and year first written above.

                                                 AMERICAN COMMUNICATIONS
                                                        SERVICES, INC.

                                                 By:----------------------------
                                                 Name:--------------------------
                                                 Title:-------------------------


Acknowledged and agreed to
as of the day and year first
written above.

AT&T CREDIT CORPORATION

By:----------------------------
Name:--------------------------
Title:-------------------------

                                       -2-